UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

2960 N. Meridian Street Suite, 300, Indianapolis, IN 46208

J. Michael Landis

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	08/31

Date of reporting period:	08/31/07

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

August 31, 2007

Fund Advisor:

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

Toll Free (800) 238-7701

To Our Shareholders

The Archer Balanced Fund had a total return of 10.09%, and 9.52% (annualized) for the one year and since inception (September 27, 2005) periods, respectively. The Dow Jones U.S. Moderate Relative Risk Index, the Fund’s benchmark, returned 10.55% and 8.87% (annualized) for the past year and since the Fund’s inception, respectively. At the fiscal year-end of August 31, 2007, the Fund’s net assets were $10.75 million consisting of 70.68% stocks, 21.97% fixed-income securities and 6.89% cash equivalents. Archer Investment Corporation (AIC) is happy about the Fund’s out-performance of its benchmark for the period since inception and likes the way the portfolio is positioned for the next 16 months period. The Advisory Firm’s manager intends to purchase additional shares over the next fiscal year to add to his and his family’s current position. This aligns the manager’s interest directly with the shareholders of the Archer Balanced Fund.

Performance Review

The Fund’s annual performance was driven by the equities portion of the Fund’s assets, except for the financial sector which made up over 25% of our portfolio. The Fund’s advisor liked the performance in the Reverse Convertible Notes, and by year-end has removed from the portfolio all U.S. Treasury Bonds. The Fund’s advisor believes there is ample room for performance in other segments such as the Reverse Convertible Notes versus the near-term performance risk of the U.S. Treasury segment.

Equity Portfolio

The past six months was a period which saw gains in certain stocks, while others performed quite dreadful. As most of you know, the market has had to shake off some very disappointing news in the housing sector and it appears some of the country’s lenders got quite loose with their lending standards. The market volatility over the past six months has been nothing short of amazing. The market goes through cycles, some are volatile and others are more subdued. The market has repeated this throughout its history.

•

During the past six months, the Fund increased its foreign equity exposure by approximately 3%. The Fund recorded sizable new positions in Cemex, Taiwan Semiconductor, and Diana Shipping, while exiting the position in Unilever as the stock has run well past its fair market value according to the Advisory Firm’s standards. The Fund may look at a few other issues to add to the portfolio or will buy more of current holdings as new money comes into the Fund.

•

Some of the more notable gains in equities came from 3M, Chevron, Sallie Mae, and General Electric. The Fund has since sold the positions in 3M and Sallie Mae as there were potentially better opportunities elsewhere at the time. The Advisory Firm typically believes in holding equities for a significant time, although will not rule out taking money off the table and reducing the performance risk of the portfolio when positions have run up too quickly. There may be an opportunity to re-establish a position in 3M in the future.

•

As discussed in the last Management Analysis, the equity holdings in the Financial Sector struggled and performed quite poorly. The sub-prime debacle where every Tom, Dick and Harry was afforded loans to buy homes finally came to a screeching halt. This sub-prime dilemma is similar to the last time these lenders were not able to securitize their loans (package them up and sell them as a bundle of loans for cash). It forced some of the companies who really should not have been in business to go under, like Southern Pacific Funding which traded on the NYSE. Just like last time, securitization and credit have become problems. As this discussion is written, the markets are starting to see a bit of reprieve from these problems as most of the lenders who should not be in business have gone out of business, including some of the companies that went out of business during the last lending crisis. Maybe the market will learn, or perhaps, it will just be another seven year nap until it happens again. The problem is when these problems have arisen; the markets tend to throw out the baby with the bathwater. Most of the T.V. pundits begin to drive down the road staring in the rear view mirror. It is difficult to drive down the road ahead while staring in the rear view mirror. It often causes other accidents. Good companies like major banks were taken down a notch or two even as they wrote off some of these bad loans in the quarter previous. This presented a good opportunity for the Fund to back up the truck and load up on companies like Bank of America, Citigroup, and Wachovia. The Fund took significant stakes in Bank of America and Citigroup, as it is The Advisor’s opinion these represented some of the best opportunities in quite a while. With fat dividends above 5% and trading at historical low price to earnings ratios, these issues were begging to be bought with seemingly little long-term risk.

•

In addition, the Health Care Sector of the equity portfolio is facing some political headwinds and turned in a rather lackluster performance over the past six months. There may be additional opportunities to add a few positions as well as add to our existing holdings in the future.

The Fund’s advisor will continue to adjust the equity portfolio to changing market conditions and look to reduce risk in the overall portfolio by maintaining significant positions in Financials, Health Care, Utilities, and Energy. As reported in the last Management Analysis, opportunities to move the equity positions back to near 70% came to fruition. This was done during the most recent quarter. The market, although volatile, is showing some signs of looking for a bottom. This is indicative of the wild swings up and down. The Fund’s Advisor is estimating the market is going to return near 15% during the period September 1, 2007 through the end of calendar year 2008

Fixed-Income Portfolio

For the six months ended August 31, 2007, the fixed income portion of the Fund’s portfolio’s return was negative. Treasuries came under significant pressure and opportunites were presented to reduce the positions and increase positions in Reverse Convertible Notes. These positions in Reverse Convertible Notes were nearly doubled during the six month period and may be increased further as the market potentially is looking for a bottom. Currently, the Fund’s advisor does not foresee moving back into U.S. Treasuries as they have rallied in August to levels believed to present significant performance risk. Long-term U.S. Treasuries may return less than Reverse Convertible Notes, as such, the Fund will put its money to work there. Again, the Fund intends only buying those issues it would not mind owning the underlying stock in the future. The Advisor to the Archer Balanced Fund believes the Reverse Convertible Notes will yield close to 8.5% on the issues it currently owns including transfers to equities.

Although the markets are facing the potential for Federal Reserve rate cuts, the interest rate environment and the threat of inflation in food and energy is much too great to rule out interest rates headed higher. This would be the case even in the face of stagflation in the housing market.

Current Strategy

The Fund’s advisor will continue to monitor the performance of each security on a case-by-case basis, putting valuations on the securities and adjusting the portfolio likewise. There will be times when a specific security will be sold if the valuation is unreasonable to the advisor. There may be companies that have positive outlooks, but the valuation of the security may not be sustainable at those levels. If the advisor feels the valuation plays back to a “buying” level, then you may see a re-entry into stocks once sold.

The advisor often speaks with many investors in the market and listens to many of the top money managers over time. One thing Archer Investment Corporation has in common with some of these managers -- there will not be a change in investment philosophy just because it may not be working for a six month period, or even a year. When the market presents itself in the manner it has so far this calendar year, a manager needs to stick with its core philosophies and not chase the latest craze or areas that may be the hot sector this week. In fact, they should have conviction of the securities they own! Warren Buffett once made a comment in the late 1970’s how the market was undervalued, indicating it was a good time to buy. Guess what, the market got even cheaper the next couple of years. Again, in the 90’s, there were grumblings the Oracle of Omaha was not as smart in the “new” environment. Wrong again, he was still smart, but just looked dumb for a couple of years, and then amazingly he is smart again today. The fact is he was always smart, but just did not look it for a time.

The advisor will continue to monitor the fixed income side of the portfolio for prospects of inflation, opportunities, and overall yield.

The advisor will continue to monitor the turnover of positions to attempt to limit the tax effects of the sales of securities as well. However, the tax ramifications are secondary to the valuation of the security.

The Fund holds securities with a long-term time horizon of three to five years and maintains this policy when purchasing any new securities for the equity side of the portfolio. The purchasing of one year notes and short-term may increase the turnover in the portfolio.

Thank you for your support for the past year as a shareholder of the Archer Balanced Fund. Archer Investment Corporation welcomes any comments or questions at any time.

The views expressed are those of the investment advisor as of August 31, 2007 and are not intended as a forecast or investment recommendations.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling shareholder services at 1-800-238-7701.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones US Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. Although the stock, bond and cash allocations will be approximately 60/35/5, they will vary from month to month based on the risk and correlation of the three asset classes. The Index's equity allocation is weighted equally among six Dow Jones stock indexes (Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Small-Cap Growth, Small-Cap Value). The Index's fixed income allocation is equally weighted among three Lehman Brothers bond indexes: Government Bond, Corporate Bond and Mortgage Bond. The Index's cash allocation is represented by the Lehman Brothers U.S. Treasury Bills:1-3 Months Index. Individuals cannot invest directly in these indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on September 27, 2005 (commencement of Fund operations) and held through August 31, 2007. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones US Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208 (Member FINRA/SIPC).

Fund Holdings

1As a percentage of net assets.
[2]Equity securities with market capitalizations above $10 billion.
[3]Equity securities with market capitalizations below $10 billion.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2007 through August 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Archer Balanced Fund	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During the Period March 1, 2007 – August 31, 2007*
Actual	$1,000.00	$1,025.39	$6.13
Hypothetical**	$1,000.00	$1,019.16	$6.11

*Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Archer Balanced Fund
Schedule of Investments
August 31, 2007

Common Stocks - 66.87%	Shares	Value

Air Courier Services - 3.57%
FedEx Corp.	3,500	$ 383,880

Air Transportation - 0.98%
Southwest Airlines Co.	7,000	105,770

Cement, Hydraulic - 0.90%
Cemex SAB de C.V. (a) (b)	3,000	96,870

Commerical Banks - 0.61%
Bancolombia S.A. (b)	2,000	65,560

Deep Sea Foreign Transportation of Freight - 1.24%
Diana Shipping, Inc.	5,000	132,750

Electric Services - 1.86%
Great Plains Energy, Inc.	3,000	85,020
Progress Energy, Inc.	2,500	114,700
		199,720

Electric & Other Services Combined - 3.43%
Duke Energy Corp.	10,000	183,400
Integrys Energy Group, Inc.	2,000	100,340
Public Service Enterprise Group, Inc.	1,000	84,990
		368,730

Electronic & Other Electrical Equipment - 3.25%
General Electric Co.	9,000	349,830

Fire, Marine & Casualty Insurance - 3.07%
American International Group, Inc.	5,000	330,000

Gold and Silver Ores - 0.85%
Gold Fields Ltd. (b)	6,000	90,960

Hospital & Medical Service Plans - 3.26%
UnitedHealth Group, Inc.	7,000	350,070

National Commercial Banks - 12.06%
Bank of America Corp.	7,800	395,304
Citigroup, Inc.	7,000	328,160
U.S. Bancorp	3,000	97,050
Wachovia Corp.	4,500	220,410
Wells Fargo & Co.	7,000	255,780
		1,296,704

Natural Gas Distribution - 0.77%
Nicor, Inc.	2,000	83,120

Operative Builders - 0.99%
Toll Brothers, Inc. (a)	5,000	106,800

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued		.
August 31, 2007

Common Stocks - 66.87% - continued	Shares	Value

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 2.19%
Zimmer Holdings, Inc. (a)	3,000	$ 234,990

Petroleum Refining - 2.89%
BP plc (b)	2,000	134,720
Chevron Corp.	2,000	175,520
		310,240

Pharmaceutical Preparations - 8.70%
Eli Lilly & Co.	4,000	229,400
Johnson & Johnson	7,000	432,530
Novartis AG (b)	3,000	157,950
Salix Pharmaceuticals Ltd. (a)	10,000	115,200
		935,080

Retail - Drug Stores and Proprietary Stores - 1.41%
CVS Caremark Corp.	4,000	151,280

Retail - Lumber & Other Building Materials Dealers - 2.65%
Home Depot, Inc.	5,000	191,550
Lowe's Companies, Inc.	3,000	93,180
		284,730

Retail - Variety Stores - 1.62%
Wal-Mart Stores, Inc.	4,000	174,520

Semiconductors & Related Devices - 0.93%
Taiwan Semiconductor Manufacturing Company Ltd. (b)	10,049	99,686

Services - Help Supply Services - 0.89%
Robert Half International, Inc.	3,000	95,820

Services - Motion Picture & Video Tape Production - 1.59%
Time Warner, Inc.	9,000	170,820

Services - Prepackaged Software - 3.69%
Microsoft Corp.	13,800	396,474

State Commercial Banks - 1.99%
Fifth Third Bancorp	6,000	214,140

Telephone Communications - 1.48%
BT Group plc (b)	2,500	159,400

TOTAL COMMON STOCKS (Cost $6,709,171)		7,187,944

Exchange-Traded Funds - 3.81%

iShares MSCI South Korea Index Fund	2,000	128,200
iShares MSCI Japan Index Fund	20,000	281,400

TOTAL EXCHANGE-TRADED FUNDS (Cost $379,490)		409,600

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Schedule of Investments - continued
August 31, 2007

	Principal
Reverse Convertible Notes - 20.14%	Amount	Value

ABN Amro Bank NV, 10.00%, 2/29/2008 convertible to Microsoft Corp.	$ 75,000	$ 73,500
ABN Amro Bank NV, 10.00%, 2/29/2008 convertible to 3M Co.	175,000	177,187
Barclays Bank PLC, 9.75%, 1/30/2008 convertible to Occidental Petroleum Corp.	100,000	100,580
Barclays Bank PLC, 8.75%, 11/30/2007 convertible to Southwest Airlines Co.	150,000	146,520
CommerzBank, 8.50%, 5/14/2008, convertible to Bank of America Corp.	300,000	285,480
CommerzBank, 7.05%, 3/14/2008, convertible to General Electric Co.	300,000	298,620
J.P. Morgan Chase & Co., 8.80%, 12/31/2007 convertible to Intel Corp.	100,000	100,410
J.P. Morgan Chase & Co., 9.00%, 9/12/2007 convertible to Mircosoft Corp.	50,000	50,280
J.P. Morgan Chase & Co., 10.30%, 10/25/2007, convertible to Yahoo!, Inc.	100,000	100,130
Lehman Brothers Holdings, 10.00%, 2/29/2008 convertible to American International Group, Inc.	100,000	98,500
Lehman Brothers Holdings, 10.75%, 12/12/2007 convertible to Fedex Corp.	300,000	298,915
Lehman Brothers Holdings, 19.00%, 11/30/2007 convertible to H&R Block, Inc.	75,000	74,063
SG Structured Products, 10.00%, 11/30/2007, convertible to Boston Scientific Corp.	50,000	44,150
SG Structured Products, 9.50%, 12/27/2007, convertible to CEMEX S.A.B. de C.V.	100,000	99,200
SG Structured Products, 9.00%, 9/28/2007, convertible to ConocoPhillips	150,000	152,520
SG Structured Products, 11.00%, 4/25/2008, convertible to H&R Block, Inc.	75,000	64,965

TOTAL REVERSE CONVERTIBLE NOTES (Cost $2,189,331)		2,165,020

Certificates of Deposit - 1.83%

JP Morgan Chase Bank N.A, 0.00%, Due 11/25/2011, linked to Russell 2000 Index	100,000	97,460
JP Morgan Chase Bank N.A, 0.00%, Due 01/31/2012, linked to NDX & NKY Indices	100,000	99,290

TOTAL CERTIFICATES OF DEPOSIT (Cost $193,517)		196,750

Money Market Securities - 6.89%	Shares

Fidelity Institutional Money Market Portfolio - Class I, 5.30% (c)	740,355	740,355

TOTAL MONEY MARKET SECURITIES (Cost $740,355)		740,355

TOTAL INVESTMENTS (Cost $10,211,864) - 99.54%		$ 10,699,669

Other assets less liabilities - 0.46%		49,279

TOTAL NET ASSETS - 100.00%		$ 10,748,948

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Variable rate security; the money market rate shown represents the rate at August 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Assets and Liabilities
August 31, 2007

Assets
Investments in securities, at value (cost $10,211,864)	$ 10,699,669
Receivable due from Advisor (a)	7,662
Interest receivable	30,994
Dividend receivable	26,414
Receivable for fund shares sold	2,270
Prepaid expenses	10,215
Total assets	10,777,224

Liabilities
Payable to transfer agent, fund accountant and fund administrator	12,740
Accrued trustee and officer fees	1,354
Payable to Custodian	405
Other accrued expenses	13,777
Total liabilities	28,276

Net Assets	$ 10,748,948

Net Assets consist of:
Paid in capital	$ 9,828,705
Accumulated undistributed net investment income	205,784
Accumulated net realized gain from investment transactions	226,654
Net unrealized appreciation on investments	487,805

Net Assets	$ 10,748,948

Shares outstanding (unlimited number of shares authorized)	950,801

Net Asset Value and offering price per share	$ 11.31

Redemption price per share ($11.31 * .995) (b)	$ 11.25

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 0.50% redemption fee on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statement of Operations
For the Fiscal Year Ended August 31, 2007

Investment Income
Dividend income (Net of foreign withholding tax of $1,611)	$ 176,806
Interest income	217,676
Total Investment Income	394,482

Expenses
Investment Advisor fee (a)	72,831
Administration expense	31,500
Transfer agent expense	22,771
Fund accounting expense	18,833
Legal expense	18,045
Auditing expense	12,499
Registration expense	15,456
Pricing expense	5,749
Trustee expense	5,093
CCO expense	5,317
Custodian expense	4,699
Insurance expense	760
Miscellaneous expense	758
Printing expense	536
Total Expenses	214,847
Less: Fees waived & expenses reimbursed by Advisor (a)	(98,275)
Net operating expenses	116,572
Net Investment Income	277,910

Realized & Unrealized Gain
Net realized gain on investment securities	299,052
Change in unrealized appreciation (depreciation) on
investment securities	279,310
Net realized and unrealized gain on investment securities	578,362
Net increase in net assets resulting from operations	$ 856,272

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Statements of Changes In Net Assets

	Year Ended	Period Ended
Increase (decrease) in net assets:	August 31, 2007	August 31, 2006
Operations:
Net investment income	$ 277,910	$ 207,097
Net realized gain on investment securities	299,052	111,315
Change in unrealized appreciation (depreciation) on investments	279,310	208,495
Net increase in net assets resulting from operations	856,272	526,907

Distributions to shareholders:
From net investment income	(234,677)	(44,547)
From net realized gain	(183,713)	-
Change in net assets from distributions	(418,390)	(44,547)

Capital Share Transactions:
Proceeds from Fund shares sold	2,412,446	8,110,088
Reinvestment of distributions	418,390	44,547
Amount paid for Fund shares repurchased	(631,924)	(524,841)
Net increase in net assets resulting
from capital share transactions	2,198,912	7,629,794

Total Increase in Net Assets	2,636,794	8,112,154

Net Assets
Beginning of year	8,112,154	-

End of year	$ 10,748,948	$ 8,112,154

Accumulated undistributed net investment income
included in net assets at end of period	$ 205,784	$ 162,550

Capital Share Transactions
Shares sold	214,193	801,473
Reinvestment of distributions	37,557	4,325
Shares repurchased	(55,899)	(50,848)

Net increase from capital share transactions	195,851	754,950

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Period Ended
	August 31, 2007	August 31, 2006	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 10.75	$ 10.00

Income from investment operations:
Net investment income	0.29	0.29
Net realized and unrealized gain	0.79	0.53
Total from investment operations	1.08	0.82

Less Distributions to shareholders:
From net investment income	(0.29)	(0.07)
From net capital gain	(0.23)	-
Total distributions	(0.52)	(0.07)

Paid in capital from redemption fees (b)	-	-

Net asset value, end of period	$ 11.31	$ 10.75

Total Return (c)	10.09%	8.24%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 10,749	$ 8,112
Ratio of expenses to average net assets	1.20%	1.20%	(e)
Ratio of expenses to average net assets
before reimbursement	2.21%	3.00%	(e)
Ratio of net investment income to
average net assets	2.86%	3.27%	(e)
Ratio of net investment income to
average net assets before reimbursement	1.85%	1.47%	(e)
Portfolio turnover rate	66.98%	82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

Archer Balanced Fund

Notes to the Financial Statements

August 31, 2007

NOTE 1. ORGANIZATION

Archer Balanced Fund (the “Fund”) was organized as a diversified series of Unified Series Trust, an Ohio business trust (the “Trust”). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is total return. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the “Advisor”). The Fund commenced operations on September 27, 2005.

NOTE 2.        SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities, held by the Fund, to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

The Fund may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2007

NOTE 2.        SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis ( as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules & rates.

Dividends and Distributions - The Fund intends to distribute all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute net realized long term capital gains and net realized short term capital gains to its shareholders at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no reclassifications for the fiscal year ended August 31, 2007.

NOTE 3.        FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average net assets. For the fiscal year ended August 31, 2007, the Advisor earned fees of $72,831 from the Fund before the waiver and reimbursement described below. The Advisor has

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2007

NOTE 3.        FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

contractually agreed through August 31, 2007 to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund invests) do not exceed 1.20% of the Fund’s average daily net assets. The Advisor has extended this waiver through August 31, 2008. For the fiscal year ended August 31, 2007, the Advisor waived fees and/or reimbursed expenses of $98,275. As of August 31, 2007, the Fund was owed $7,662 by the Advisor. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, at August 31, 2007, were as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended August 31, 2007, Unified earned fees of $31,500 for administrative services provided to the Fund. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended August 31, 2007, the Custodian earned fees of $4,699 for custody services provided to the Fund. As of August 31, 2007, the Fund owed the Custodian $405 for custody services.

The Trust also retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended August 31, 2007, Unified earned fees of $14,150 from the Fund for transfer agent services and $8,621 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended August 31, 2007, Unified earned fees of $18,833 from the Fund for fund accounting services. As of August 31, 2007, the Fund owed Unified $6,000 for administrative services, $3,407 for transfer agent services and reimbursement of out-of-pocket expenses, and $3,333 for fund accounting services.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay its Advisor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) a shareholder servicing fee aggregating 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts. The Fund and/or its Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Plan is not currently activated.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the fiscal year ended August 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2007

NOTE 4.       INVESTMENTS

For the year ended August 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of August 31, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

As of August 31, 2007, the aggregate cost of securities for federal income tax purposes was $10,227,726.

NOTE 5.       ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.        BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2007, no shareholder held over 25% of the Fund’s shares.

NOTE 7.        DISTRIBUTIONS

On December 27, 2006, the Fund paid an income distribution of $0.2901 per share and a short-term capital gain distribution of $0.2271 per share to shareholders of record on December 26, 2006.

The tax characterization of distributions for the fiscal year ended August 31, 2007 and the period ended August 31, 2006 was as follows:

Archer Balanced Fund

Notes to the Financial Statements - continued

August 31, 2007

NOTE 7.        DISTRIBUTIONS - continued

As of August 31, 2007, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

As of August 31, 2007, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales in the amount of $15,862.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

Archer Balanced Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Archer Balanced Fund (the “Fund”), a series of the Unified Series Trust, as of August 31, 2007, and the related statements of operations for the year then ended and changes in net assets and the financial highlights for each of the two periods then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Archer Balanced Fund as of August 31, 2007 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 19, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 40 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 238-7701 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Fund at (800) 238-7701 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

John Swhear, Senior Vice-President

James M. Landis, Treasurer

Heather A. Bonds, Secretary

Lynn Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Archer Investment Corporation, Inc.

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

August 31, 2007

Fund Adviser:

NS Investment Partners, LLC

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

Toll Free (800) 470-1019

NSIPX – Management Discussion and Analysis

To our shareholders,

A year ago, we launched the NS Small Cap Growth Fund with a simple set of guiding principles:

1. Long term returns are enhanced by investing in young, innovative, under-followed companies experiencing a dramatic acceleration in sales and earnings

2. A fundamental belief that stock prices follow earnings progress

3. Great growth companies don’t happen by accident: there are a discernable and definable set of characteristics that we strive to own

4. Consistency is the key determinant of long term success

During the past twelve months, the market has dealt with escalating oil and commodity prices, a reintroduction to volatility, and routine bouts of inflation induced indigestion. We survived the launch of the iPhone and the end of the Harry Potter franchise. You could not have been within an earshot of Wall Street and not have heard the roar of the Private Equity lion – “merger Mondays”, Chrysler going private, Blackstone going public, and the eternal promise that there was somebody willing to buy any piece of Wall Street paper gripped the markets in earnest. Termed by the Wall Street Journal as “buyout bingo,” the cheap money extravaganza has created a collection of deals that would even embarrass Monty Hall.

On its own, the housing market had already ascended to the top of the cocktail chatter hierarchy and much of the first half of 2007’s anxiety emanated from the spreading and metastasizing of the sub prime woes. The spillover seems real and the oft heralded, yet rarely seen, consumer spending slowdown has landed front and center in market participants’ minds as the 3rd calendar quarter of 2007 draws to a close.

Growth has beaten value for the month, quarter and year to date...Go ahead, read it again, we had to. From a year-to-date perspective, small growth is outperforming small value; even though large growth companies garner all the headlines, small growth has outpaced its slower elders. With a portfolio of dynamic young companies trading at a PEG ratio (price/earnings to growth) of 0.58, we think our portfolio remains underappreciated by the street and offers tremendous opportunity for those in search of true growth companies. Across the portfolio, sequential quarterly growth rates have accelerated, negative earnings pre-announcements have diminished in number and forward looking visibility is encouraging.

For the period ending August 31, 2007, the NS Small Cap Growth Fund returned 11.04% compared to the benchmark Russell 2000 Growth Index’s return of 15.23%. Our consistent dedication to growth and to small caps has both helped and, at times, hindered the performance of the fund during its first year. Our underperformance to the benchmark Russell 2000 Growth Index was a function of size bias (with the larger companies in the benchmark outperforming the smaller), sector allocation and stock selection, respectfully. Our overweight in technology detracted slightly from the performance as well as our underweight in both energy and financials, both of which have been key contributors to the benchmark returns. As buyers of growth rates, it is routinely difficult for us to find financial companies that met our stringent requirements. Positive contributors during the year included: Synchronoss Technology, the behind the scenes winner in the iPhone launch; Dawson Geophysical, which benefited from a burgeoning spending cycle among oil companies on their seismic data needs; and Zumiez which continues to be the specialty retail leader in addressing the needs of action lifestyle teenagers around the country. With a keen focus on growth rates and fundamentals, certain stocks were removed from the portfolio after negatively affecting the performance, including: PeopleSupport, whose outsourced call center model was found to need an additional two years to reach operational efficiency; Vital Images, which missed expectations because of a product delay and increased competition in the healthcare imaging market; and Build-A-Bear, which has struggled to generate an acceptable level of same-store-sales growth to ensure the needed leverage for a positive performing store operating model.

We like innovation and growth and we are in constant pursuit of the country’s most dynamic growth companies. We are looking forward with guarded optimism and confidence in our disciplines. The market is moving towards growth because of a more acute profits focus and a desire to uncover substantial inherent value. We believe that growth stocks are merely at the beginning of the recovery in share prices that were dramatically deflated over the prior six years. As we have witnessed over the last year, the market almost always guarantees to be unpredictable and temperamental. After 14 years in the small cap space, what has worked so well for this investment process is a tendency to be methodical, calculated and consistent in the application of our discipline and philosophy. We plan on staying true to our mandate and you should expect nothing less. We thank you for your confidence and consideration.

Performance Results

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 2000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the NS Small Cap Growth Fund, to obtain performance data current to the most recent month-end or to request a prospectus, please call 1-800-470-1019. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46204, Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on September 15, 2006 (inception date of the Fund) and held through August 31, 2007. The Russell 2000 Growth Index is a widely recognized unmanaged index of common stock prices. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the NS Small Cap Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-470-1019. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

The Fund invests primarily in a diversified portfolio of common stocks of small capitalization companies that the Fund’s adviser, NS Investment Partners, LLC, believes have growth characteristics. The adviser defines small capitalization companies as those with market capitalizations at the time of purchase of $2 billion or less, although the adviser also may consider companies included in the Russell 2000 Growth Index.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (March 1, 2007) and held for the entire period (through August 31, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

NS Small Cap Growth Fund	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During the Period* March 1, 2007 - August 31, 2007
Actual	$1,000.00	$1,063.34	$10.43
Hypothetical **	$1,000.00	$1,015.09	$10.19

*Expenses are equal to the Fund’s annualized expense ratio of 2.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

NS Small Cap Growth Fund
Schedule of Investments
August 31, 2007

Common Stocks - 97.47%	Shares	Value

Apparel & Other Finished Products of Fabrics & Similar Material - 2.16%
Lululemon Athletica, Inc. (a)	2,000	$ 68,140

Beverages - 1.20%
Jones Soda Co. (a)	3,500	37,800

Commodity Contracts Brokers & Dealers - 0.89%
FCStone Group, Inc. (a)	600	28,044

Computer Communications Equipment - 5.29%
Acme Packet, Inc. (a)	2,000	29,960
F5 Networks, Inc. (a)	2,000	69,940
Riverbed Technology, Inc. (a)	1,500	66,600
		166,500

Computer Peripheral Equipment - 2.69%
Sigma Designs, Inc. (a)	2,000	84,620

Computer Storage Devices - 5.09%
Blue Coat Systems, Inc. (a)	1,250	104,262
Data Domain, Inc. (a)	2,000	56,080
		160,342

Electromedical & Electrotherapeutic Apparatus - 3.40%
Cynosure, Inc. - Class A (a)	1,000	31,380
Spectranetics Corp. (a)	2,000	29,460
Zoll Medical Corp. (a)	2,000	46,220
		107,060

Electronic Components - 0.92%
Spectrum Control, Inc. (a)	2,000	29,060

Electronic Components & Accessories - 1.07%
Comtech Group, Inc. (a)	2,000	33,840

Electronic Computers - 0.77%
Omnicell, Inc. (a)	1,000	24,140

Fabricated Plate Work (Boiler Shops) - 1.71%
Chart Industries, Inc. (a)	2,000	53,980

Gas & Other Services Combined - 0.87%
Clean Energy Fuels Corp. (a)	2,000	27,500

Household Audio & Visual Equipment - 0.92%
Universal Electronics, Inc. (a)	1,000	29,000

In Vitro & In Vivo Diagnostic Substances - 1.84%
Meridian Bioscience, Inc.	2,250	58,050

Industrial & Commercial Fans & Blowers & Air Purifying Equipment - 0.92%
Fuel Tech, Inc. (a)	1,000	29,100

Investment Management & Advisory Services - 1.31%
U.S. Global Investors, Inc. - Class A	2,000	41,400

Miscellaneous Food Preparations & Kindred Products - 1.62%
Green Mountain Coffee Roasters, Inc. (a)	1,500	51,105

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 97.47% - continued	Shares	Value

Oil & Gas Field Exploration Services - 2.15%
Dawson Geophysical Co. (a)	1,000	$ 67,860

Oil & Gas Field Machinery & Equipment - 1.51%
Bolt Technology Corp. (a)	1,250	47,638

Pharmaceutical Preparations - 1.27%
Obagi Medical Products, Inc. (a)	2,500	39,850

Radio & TV Broadcasting & Communications Equipment - 1.61%
Ceragon Networks Ltd. (a)	3,000	50,550

Retail - Apparel & Accessory Stores - 6.25%
J. Crew Group, Inc. (a)	2,000	99,620
Zumiez, Inc. (a)	2,000	97,060
		196,680

Retail - Eating Places - 5.50%
Buffalo Wild Wings, Inc. (a)	2,000	69,540
Kona Grill, Inc. (a)	3,000	51,480
McCormick & Schmick's Seafood Restaurants, Inc. (a)	1,000	26,500
Texas Roadhouse, Inc. - Class A (a)	2,000	25,620
		173,140

Retail - Variety Stores - 1.14%
PriceSmart, Inc.	1,500	35,940

Securities Brokers, Dealers & Flotation Companies - 1.12%
optionsXpress Holdings, Inc.	1,500	35,280

Semiconductor Equipment - 1.42%
Ultra Clean Holdings, Inc. (a)	3,000	44,820

Semiconductors & Related Devices - 10.12%
Advanced Analogic Technologies, Inc. (a)	4,000	36,360
ANADIGICS, Inc. (a)	2,000	32,920
Cavium Networks, Inc. (a)	2,000	56,080
Mellanox Technologies, Ltd. (a)	2,000	32,200
Netlogic Microsystems, Inc. (a)	2,000	58,660
NVE Corp. (a)	2,000	69,900
Silicon Motion Technology Corp. (a) (b)	1,500	32,400
		318,520

Service Industries For The Printing Trade - 0.90%
Innerworkings, Inc. (a)	2,000	28,220

Services - Advertising - 1.22%
Global Sources Ltd. (a)	2,000	38,560

Services - Business Services - 1.42%
Phase Forward, Inc. (a)	2,500	44,600

Services - Computer Integrated Systems Design - 2.42%
VASCO Data Security International, Inc. (a)	1,500	46,980
Wireless Ronin Technologies, Inc. (a)	4,000	29,320
		76,300
*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 97.47% - continued	Shares	Value

Services - Computer Programming Services - 2.21%
Synchronoss Technologies, Inc. (a)	2,000	$ 69,480

Services - Computer Programming, Data Processing, Etc. - 0.73%
Novatel Wireless, Inc. (a)	1,000	22,840

Services - Management Consulting Services - 2.10%
Huron Consulting Group, Inc. (a)	1,000	66,050

Services - Medical Laboratories - 1.15%
Bio-Reference Laboratories, Inc. (a)	1,250	36,250

Services - Prepackaged Software - 12.07%
Ansoft Corp. (a)	1,500	44,835
Blackboard, Inc. (a)	1,500	62,655
Double-Take Software, Inc. (a)	1,500	25,920
Interactive Intelligence, Inc. (a)	2,000	39,100
Kenexa Corp. (a)	1,000	27,790
Manhattan Associates, Inc. (a)	1,000	28,880
Omniture, Inc. (a)	1,000	24,810
Salary.com, Inc. (a)	2,400	29,352
Ultimate Software Group, Inc. (a)	1,500	46,695
Vocus, Inc. (a)	2,000	50,000
		380,037

Services - Social Services - 0.99%
Almost Family, Inc. (a)	2,000	31,080

Special Industry Machinery - 2.25%
BTU International, Inc. (a)	1,500	18,075
Mattson Technology, Inc. (a)	5,000	52,650
		70,725

Surgical & Medical Instruments & Apparatus - 2.76%
AngioDynamics, Inc. (a)	2,000	38,920
Rochester Medical Corp. (a)	3,000	47,850
		86,770

Wholesale - Industrial Machinery & Equipment - 1.18%
DXP Enterprises, Inc. (a)	1,000	37,030

Wholesale - Medical, Dental & Hospital Equipment & Supplies - 1.31%
Chindex International, Inc. (a)	2,000	41,140

TOTAL COMMON STOCKS (Cost $2,581,447)		3,069,041

Money Market Securities - 3.22%
Huntington Money Market Fund - Trust Shares, 4.36% (c)	101,384	101,384

TOTAL MONEY MARKET SECURITIES (Cost $101,384)		101,384

TOTAL INVESTMENTS (Cost $2,682,831) - 100.69%		$ 3,170,425

Liabilities in excess of other assets - (0.69)%		(21,851)

TOTAL NET ASSETS - 100.00%		$ 3,148,574

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable Rate Security; the money market rate shown represents the rate at August 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Statement of Assets and Liabilities
August 31, 2007

Assets
Investments in securities, at fair value (cost $2,682,831)	$ 3,170,425
Dividends receivable	20
Interest receivable	508
Prepaid expenses	1,361
Receivable due from Adviser (a)	9,022
Total assets	3,181,336

Liabilities
Payable to Trustees and Officers	579
Payable to Administrator, Fund Accountant, and Transfer Agent	13,868
Other accrued expenses	17,871
Payable to Custodian	444
Total liabilities	32,762

Net Assets	$ 3,148,574

Net Assets consist of:
Paid in capital	$ 2,829,899
Accumulated net realized (loss) from investment transactions	(168,919)
Net unrealized appreciation on investments	487,594

Net Assets	$ 3,148,574

Shares outstanding (unlimited number of shares authorized)	284,093

Net Asset Value and offering price per share	$ 11.08

Redemption price per share* ($11.08 * 98%)	$ 10.86

* The Fund charges a 2.00% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Statement of Operations
For the period ended August 31, 2007 (a)

Investment Income
Dividend income	$ 3,740
Interest income	11,367
Total Investment Income	15,107

Expenses
Investment Adviser fee (b)	26,022
Administration expenses	32,000
Fund accounting expenses	26,000
Transfer agent expenses	25,864
Auditing expenses	13,450
Legal expenses	11,714
Registration expenses	7,876
Custodian expenses	6,473
CCO expenses	5,293
Pricing expenses	4,559
Trustee expenses	4,305
Miscellaneous expenses	1,749
Insurance expense	810
Printing expenses	157
Total Expenses	166,272
Less: Fees waived and expenses reimbursed by Adviser (b)	(114,090)
Net operating expenses	52,182
Net Investment (Loss)	(37,075)

Realized & Unrealized Gain (Loss) on Investments
Net realized (loss) on investment securities	(168,919)
Change in unrealized appreciation (depreciation)
on investment securities	487,594
Net realized and unrealized gain on investment securities	318,675
Net increase in net assets resulting from operations	$ 281,600

(a) For the period September 15, 2006 (the date the Fund commenced operations) through August 31, 2007.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Statement of Changes In Net Assets

	Period ended
	August 31, 2007	(a)
Operations
Net investment (loss)	$ (37,075)
Net realized (loss) on investment securities	(168,919)
Change in unrealized appreciation (depreciation) on investment securities	487,594
Net increase in net assets resulting from operations	281,600

Distributions
From return of capital	(5,670)
Total distributions	(5,670)

Capital Share Transactions
Proceeds from Fund shares sold	2,867,019
Reinvestment of distributions	5,670
Amount paid for Fund shares repurchased	(45)
Net increase in net assets resulting
from capital share transactions	2,872,644

Total Increase in Net Assets	3,148,574

Net Assets
Beginning of period	-

End of period	$ 3,148,574

Accumulated net investment income
included in net assets at end of period	$ -

Capital Share Transactions
Shares sold	283,550
Shares issued in reinvestment of distributions	547
Shares repurchased	(4)

Net increase from capital share transactions	284,093

(a) For the period September 15, 2006 (the date the Fund commenced operations) through August 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Period ended
	August 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment (loss)	(0.13)
Net realized and unrealized gain on investments	1.23
Total from investment operations	1.10

Less Distributions to shareholders:
From return of capital	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$ 11.08

Total Return (b)	11.04%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 3,149
Ratio of expenses to average net assets	2.00%	(d)
Ratio of expenses to average net assets
before reimbursement	6.38%	(d)
Ratio of net investment income to
average net assets	(1.42)%	(d)
Ratio of net investment income to
average net assets before reimbursement	(5.80)%	(d)
Portfolio turnover rate	125.96%

(a) For the period September 15, 2006 (the date the Fund commenced operations) through August 31, 2007.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial statements.

NS Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007

NOTE 1.	ORGANIZATION

NS Small Cap Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on May 15, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The Fund commenced operations on September 15, 2006. The Fund’s investment adviser is NS Investment Partners, LLC (the “Adviser”). The investment objective of the Fund is to provide long-term capital appreciation.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

NS Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

Distributions to Shareholders - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. As of August 31, 2007, $37,075 of net investment loss and $5,670 of distributions in excess of investment company taxable income were reclassified to paid-in-capital.

Accounting for Uncertainty in Income Taxes - In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements - In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Fund, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For

NS Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

the period September 15, 2006 (commencement of operations) through August 31, 2007, the Adviser earned a fee of $26,022 from the Fund before waiving a portion of those fees, as described below.

The Adviser contractually agreed through September 1, 2007 to waive all or a portion of its management fees and/or reimburse the Fund for certain fees and expenses, but only to the extent necessary to maintain the Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividends on securities sold short), taxes and extraordinary expenses at 2.00% of average daily net assets. The Adviser has extended the waiver through August 31, 2008. For the period September 15, 2006 (commencement of operations) through August 31, 2007, the Adviser waived management fees and reimbursed Fund expenses totaling $114,090. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or reimbursement occurred; provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation. Consequently, as of August 31, 2007, $114,090 is subject to such potential repayment through September 1, 2010. As of August 31, 2007 the Adviser owed $9,022 to the Fund.

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period September 15, 2006 (commencement of operations) through August 31, 2007, Unified earned fees of $32,000 for administrative services provided to the Fund. As of August 31, 2007 the Fund owed Unified $6,000 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the period September 15, 2006 (commencement of operations) through August 31, 2007, the Custodian earned fees of $6,473 for custody services provided to the Fund. At August 31, 2007, the Fund owed the Custodian $444.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the period September 15, 2006 (commencement of operations) through August 31, 2007, Unified earned fees of $20,500 from the Fund for transfer agent services provided to the Fund and $5,364 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the period September 15, 2006 (commencement of operations) through August 31, 2007 Unified earned fees of $26,000 from the Fund for fund accounting services provided to the Fund. As of August 31, 2007 the Fund owed Unified $3,000 for transfer agent services, $701 in reimbursement of out-of-pocket expenses and $4,167 for fund accounting services.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the class in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Fund does not currently intend to activate the Plan but may do so at any time.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the period September 15, 2006 (commencement of operations) through August 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

NS Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 4.	INVESTMENT TRANSACTIONS

For the period ended August 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of August 31, 2007, the net unrealized appreciation of investments for tax purposes was as follows:

At August 31, 2007, the aggregate cost of securities for federal income tax purposes was $2,860,820.

NOTE 5.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2007, Gary L. Pilgrim owned 35.24% of the Fund and Richard A. Englander, an affiliate of an affiliate of the Adviser, owned 38.10% of the Fund. As a result, these individuals may be deemed to control the Fund.

NOTE 7.
NOTE 7.	DISTRIBUTION

On December 26, 2006 the Fund paid a short-term gain dividend of $0.02285 per share to shareholders of record on December 22, 2006.

The tax characterization of distributions for the fiscal period ended August 31, 2007 was as follows:

NS Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007 - continued

NOTE 7.	DISTRIBUTION - continued

As of August 31, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

As of August 31, 2007, the difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of Post-October losses.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees

NS Small Cap Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NS Small Cap Growth Fund (the “Fund”), a series of the Unified Series Trust, as of August 31, 2007, and the related statements of operations and changes in net assets, and the financial highlights for the period September 15, 2006 (commencement of operations) through August 31, 2007. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NS Small Cap Growth Fund as of August 31, 2007 and the results of its operations, changes in its net assets, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 19, 2007

TRUSTEES AND OFFICERS - (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 N. Meridian St. Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 40 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 470-1019 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 470-1019 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony Ghoston, President

John C. Swhear, Senior Vice President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

NS Investment Partners, LLC

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Annual Report

August 31, 2007

Fund Advisor:

StoneRidge Investment Partners, LLC

301 Lindenwood Drive

Suite 310

Malvern, PA 19355

Toll Free: (800) 441-6978

September, 2007

Dear Fellow Shareholders:

The past fiscal year overall was a good one for the stock market, as strong corporate profits continued to drive the market higher.

Going forward, we believe the stock market should continue to benefit from reasonably good corporate profits, but that lower interest rates, or the prospect of such, will begin to become a more significant driver of stock prices. Moderate inflation and slowing economic growth, as well as the recent turbulence in the credit markets, should set the stage for lower interest rates, which in turn should boost the valuation of stocks. We do expect continued volatility though as the re-pricing of risk continues, with its potential to carry through to the real economy in a more significant manner.

Within the expected environment, we believe that investors will be rewarded by investing in equities with positive fundamental prospects and attractive valuations. Our search for such equities utilizes a screening process to help identify the best apparent opportunities combined with fundamental analysis performed by our team of sector specialists to pinpoint the very best opportunities for our portfolios.

We thank you very much for your continued trust and confidence in the StoneRidge Small Cap Growth Fund and we will do everything we can to continue to earn that trust and confidence.

Sincerely,

Joseph E. Stocke

Managing Director

StoneRidge Investment Partners, LLC

Investment Advisor to the StoneRidge Small Cap Growth Fund

StoneRidge Small Cap Growth Fund

The StoneRidge Small Cap Growth Fund outperformed its benchmark, the Russell 2000 Growth Index, for the year ended August 31, 2007. This out-performance was broad based, including most sectors, and was largely driven by the performance of individual stocks in the Fund’s portfolio, which is described in further detail below. Small cap growth stocks in general were led higher by the Materials and Industrials sector companies as good economic growth worldwide generated strong demand for these companies’ products. The Small Cap Growth Fund was negatively impacted by under-weightings in the Materials and Industrials sectors and an overweighting in the Financials sector, which was held back by a less attractive interest rate environment.

Some of the most significant positive contributors included Nuance Communications, which has seen extremely strong demand for its speech recognition technology; Anadigics, which has experienced continued rapid growth for its broadband communications products; CoTherix, a biopharmaceutical company which was acquired by Actelion; Pharmion, which has experienced great success with Vidaza, its bone marrow cancer treatment; and Viasys Healthcare, which was acquired by Cardinal Health.

Some of the most significant negative contributors included ACI Worldwide, which has experienced weaker than expected demand for its electronic payments solutions and Audiocodes, which has experienced disappointing sales for its technology supporting internet phone services.

Performance Results

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Russell 2000 Growth Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Russell 2000 Growth Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the StoneRidge Small Cap Growth Fund, to obtain performance data current to the most recent month-end or to request a prospectus, please call 1-800-441-6978. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund’s holdings are subject to change at any time.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46204, Member FINRA.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Growth Index on October 1, 1999 (inception date of the Fund) and held through August 31, 2007. The Russell 2000 Growth Index is a widely recognized unmanaged index of common stock prices. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more information on the StoneRidge Small Cap Growth Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-800-441-6978. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Fund Holdings (Unaudited)

1As a percent of net assets.

2Companies with market capitalizations between $100 million and $2 billion, including REITs.

3Companies with market capitalizations less than $100 million or greater than $2 billion.

The StoneRidge Small Cap Growth Fund will normally invest at least 80% of its assets in equity securities of small capitalization U.S. companies. Small capitalization companies include those with market capitalizations between $100 million and $2 billion.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund Expenses	(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2007, and held for the entire period through August 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

StoneRidge Small Cap Growth Fund	Beginning Account Value March 1, 2007	Ending Account Value August 31, 2007	Expenses Paid During Period* March 1, 2007 through August 31, 2007
Actual	$1,000.00	$1,043.91	$6.51
Hypothetical**	$1,000.00	$1,018.84	$6.43

* Expenses are equal to the Fund’s annualized expense ratio of 1.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

**Assumes a 5% return before expenses.

StoneRidge Small Cap Growth Fund
Schedule of Investments
August 31, 2007

Common Stocks - 95.06%	Shares	Value

Agricultural Production - Crops - 0.81%
Chiquita Brands International, Inc. (a)	7,950	$ 124,020

Aircraft & Parts - 1.25%
AAR Corp. (a)	6,100	191,540

Air Transportation - 0.48%
Alaska Air Group, Inc. (a)	3,000	74,460

Apparel & Other Finished Products of Fabrics & Similar Materials - 0.83%
G-III Apparel Group, Ltd. (a)	7,445	127,682

Arrangement Of Transportation Of Freight & Cargo - 0.72%
Pacer International, Inc.	5,100	110,262

Biological Products - 1.61%
Martek Biosciences Corp. (a)	4,600	124,292
Repros Therapeutics, Inc. (a)	5,900	63,071
Vical, Inc. (a)	12,350	60,021
		247,384

Computer Communications Equipment - 0.41%
Allot Communications Ltd. (a)	10,425	63,905

Converted Paper & Paperboard Products - 1.27%
Cenveo, Inc. (a)	9,950	195,219

Crude Petroleum & Natural Gas - 1.19%
Petrohawk Energy Corp. (a)	12,075	182,816

Drawing & Insulating of Nonferrous Wire - 1.31%
General Cable Corp. (a)	3,450	200,721

Deep Sea Foreign Transportation of Freight - 0.22%
Top Tankers, Inc. (a)	5,475	33,671

Drilling Oil & Gas Wells - 0.68%
Hercules Offshore, Inc. (a)	4,096	104,202

Electric Lighting & Wiring Equipment - 0.92%
Genlyte Group, Inc. (a)	1,950	141,511

Electromedical & Electrotherapeutic - 1.71%
ArthroCare Corp. (a)	2,880	161,338
Stereotaxis, Inc. (a)	7,650	101,210
		262,548

Fabricated Rubber Products - 0.48%
GenCorp, Inc. (a)	6,400	73,216
*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 95.06% - continued	Shares	Value

Farm Machinery & Equipment - 0.41%
Gehl Co. (a)	2,650	$ 63,017

Fire, Marine & Casualty Insurance - 0.83%
First Mercury Financial Corp. (a)	6,225	126,866

Footwear (No Rubber) - 1.11%
Skechers U.S.A., Inc. - Class A (a)	7,300	144,759
Steven Madden Ltd.	1,045	25,728
		170,487

Functions Related to Depository Banking - 0.46%
Dollar Financial Corp. (a)	2,950	70,741

General Building Contractors - Nonresidential Building - 1.10%
Perini Corp. (a)	3,000	169,800

Glass & Glassware, Pressed or Blown - 0.20%
Libbey, Inc.	1,670	30,227

Glass Products, Made of Purchased Glass - 0.86%
Apogee Enterprises, Inc.	5,250	132,143

Hotels & Motels - 0.52%
Morgans Hotel Group (a)	4,150	80,012

Household Furniture - 0.39%
Tempur-Pedic International, Inc.	2,050	59,245

In Vitro & In Vivo Diagnostic - 0.51%
Inverness Medical Innovations, Inc. (a)	1,650	78,870

Industrial Instruments For Measurement, Display, and Control - 0.93%
MKS Instruments, Inc. (a)	6,500	143,260

Insurance Agents, Brokers & Service - 1.63%
National Financial Partners Corp.	1,700	82,960
HealthExtras, Inc. (a)	5,950	167,254
		250,214

Laboratory Analytical Instruments - 2.01%
Cepheid, Inc. (a)	1,985	37,080
Clinical Data, Inc. (a)	4,195	109,070
IRIS International, Inc. (a)	8,700	162,255
		308,405

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 95.06% - continued	Shares	Value

Local & Suburban Transit & Interurban Highway Passenger Transportation - 1.15%
Emergency Medical Services Corp. - Class A (a)	6,305	$ 176,918

Mining & Quarrying of Nonmetallic Minerals - 0.68%
North American Energy Partners, Inc. (a)	6,100	105,286

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.61%
Electro Scientific Industries, Inc. (a)	3,950	93,575

Miscellaneous Furniture & Fixtures - 0.68%
Knoll, Inc.	5,500	104,555

National Commercial Banks - 2.03%
Cardinal Financial Corp.	13,885	129,408
F.N.B. Corp.	4,150	70,467
Signature Bank (a)	3,250	112,320
		312,195

Oil & Gas Field Machinery & Equipment - 0.50%
Newpark Resources, Inc. (a)	13,700	76,720

Oil & Gas Field Services - 2.32%
RPC, Inc.	4,950	68,260
Superior Energy Services, Inc. (a)	4,200	163,044
Willbros Group, Inc. (a)	4,400	125,092
		356,396

Operatvie Builders - 0.47%
California Coastal Communities, Inc. (a)	4,630	72,413

Ordnance & Accessories - 0.97%
Smith & Wesson Holding Corp. (a)	7,100	149,100

Paints, Varnishes, Lacquers, Enamels & Allied Products - 0.67%
Ferro Corp.	5,300	103,721

Paper Mills - 0.27%
Bowater, Inc.	2,500	42,100

Pharmaceutical Preparations - 9.90%
American Oriental Bioengineering, Inc. (a)	25,725	239,242
Aspreva Pharmaceuticals Corp. (a)	10,600	205,110
Durect Corp. (a)	35,320	179,072
Javelin Pharmaceuticals, Inc. (a)	10,500	56,070
MGI Pharma, Inc. (a)	6,250	147,313
Pharmion Corp. (a)	4,500	184,545
Salix Pharmaceuticals, Ltd. (a)	18,400	211,968
Sciele Pharma, Inc. (a)	7,150	165,022
Spectrum Pharmaceuticals, Inc. (a)	6,630	27,050
XOMA, Ltd. (a)	38,100	105,537
		1,520,929

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 95.06% - continued	Shares	Value

Primary Production of Aluminum - 1.01%
Century Aluminum Co. (a)	3,150	$ 154,917

Radio Broadcasting Stations - 0.16%
Spanish Broadcasting System, Inc. - Class A (a)	8,850	25,134

Radio & TV Broadcasting & Communications Equipment - 0.86%
Syntax-Brillian Corp. (a)	20,450	132,925

Real Estate Agents & Managers - 0.44%
Bluegreen Corp. (a)	8,110	67,881

Retail - Apparel & Accessory Stores - 1.01%
Citi Trends, Inc. (a)	7,150	155,441

Retail -Auto & Home Supply Stores - 0.40%
CSK Auto Corp. (a)	4,685	61,936

Retail - Auto Dealers & Gasoline Stations - 2.68%
Asbury Automotive Group, Inc.	3,550	76,751
Group 1 Automotive, Inc.	2,100	73,626
Pantry, Inc. (a)	5,650	188,315
Sonic Automotive, Inc. - Class A	2,750	73,150
		411,842

Retail - Catalog & Mail-Order Houses - 0.56%
PC Mall, Inc. (a)	7,000	85,890

Retail - Department Stores - 0.11%
Gottschalks, Inc. (a)	3,500	17,500

Retail - Eating Places - 2.24%
AFC Enterprises, Inc. (a)	8,150	121,516
Benihana, Inc. - Class A (a)	4,315	80,000
Benihana, Inc. (a)	3,375	62,910
CKE Restaurants, Inc.	4,700	79,665
		344,091

Retail - Hobby, Toy & Game Shops - 0.44%
Build-A-Bear Workshop, Inc. (a)	2,050	33,743
SORL Auto Parts, Inc. (a)	5,218	33,760
		67,503

Retail - Family Clothing Stores - 0.58%
Casual Male Retail Group, Inc. (a)	8,890	89,789

Retail - Radio, TV & Consumer Electronics Stores - 0.86%
Conn's, Inc. (a)	1,900	41,800
Guitar Center, Inc. (a)	1,600	90,544
		132,344

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 95.06% - continued	Shares	Value

Retail - Shoe Stores - 0.21%
Shoe Carnival, Inc. (a)	1,900	$ 32,775

Retail - Variety Stores - 0.45%
99 Cents Only Stores (a)	5,650	69,777

Retail - Women's Clothing Stores - 1.54%
Dress Barn, Inc. (a)	3,550	62,125
The Wet Seal, Inc. - Class A (a)	38,410	173,997
		236,122

Security Brokers, Dealers & Flotation Companies - 0.26%
OptionsXpress Holdings, Inc.	1,700	39,984

Semiconductors & Related Devices - 9.96%
ANADIGICS, Inc. (a)	14,700	241,962
Kulicke & Soffa Industries, Inc. (a)	15,850	135,359
Micrel, Inc.	16,950	185,603
Microtune, Inc. (a)	15,300	91,035
ON Semiconductor Corp. (a)	21,650	253,738
OpNext, Inc. (a)	15,925	191,259
Silicon Motion Technology Corp. (a) (b)	11,500	248,400
Trident Microsystems, Inc. (a)	12,400	182,652
		1,530,008

Services - Business Services - 1.09%
Phase Forward, Inc. (a)	3,000	53,520
PowerSecure International, Inc. (a)	8,400	113,568
		167,088

Services - Commercial Physical & Biological Research - 1.53%
Kendle International, Inc. (a)	4,150	162,514
Pharmacopeia, Inc. (a)	13,050	71,906
		234,420

Services - Computer Programming Services - 2.76%
JDA Software Group, Inc. (a)	9,050	187,788
Wind River Systems, Inc. (a)	22,350	235,792
		423,580

Services - Equipment Rental & Leasing - 2.04%
McGrath Rentcorp	3,280	105,058
United Rentals, Inc. (a)	6,400	208,640
		313,698

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 95.06% - continued	Shares	Value

Services - Finance Services - 1.54%
Lazard Ltd. - Class A	5,900	$ 236,531

Services - Help Supply Services - 0.44%
Compass Diversified Holdings	4,750	66,928

Services - Home Health Care Services - 1.51%
Matria Healthcare, Inc. (a)	9,100	231,686

Services - Legal Services - 1.05%
CRA International, Inc. (a)	3,250	161,395

Services - Management Consulting Services - 0.80%
Harris Interactive, Inc. (a)	7,750	33,403
LECG Corp. (a)	5,850	89,739
		123,142

Services - Medical Laboratories - 0.38%
MEDTOX Scientific, Inc. (a)	3,100	58,249

Services - Miscellaneous Amusement & Recreation - 0.24%
Century Casinos, Inc. (a)	5,500	37,565

Services - Miscellaneous Health & Allied Services - 0.45%
NovaMed, Inc. (a)	14,150	69,618

Services - Prepackaged Software - 4.21%
ACI Worldwide, Inc. (a)	11,300	293,574
Art Technology Group, Inc. (a)	75,400	234,494
Nuance Communications, Inc. (a)	6,300	118,440
		646,508

Services - To Dwellings & Other Buildings - 0.93%
ABM Industries, Inc.	6,095	142,501

Steel Pipe & Tubes - 0.30%
Dayton Superior Corp. (a)	6,200	46,066

Surety Insurance - 0.44%
Assured Guaranty Ltd.	2,600	67,782

Surgical & Medical Instruments & Apparatus - 1.21%
ICAD, Inc. (a)	13,170	36,876
LifeCell Corp. (a)	915	30,296
SonoSite, Inc. (a)	4,050	118,098
		185,270

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Schedule of Investments - continued
August 31, 2007

Common Stocks - 95.06% - continued	Shares	Value

Television Broadcasting Stations - 2.29%
LIN TV Corp. - Class A (a)	4,810	$ 64,117
Gray Television, Inc.	8,350	74,733
Nexstar Broadcasting Group, Inc. - Class A (a)	9,850	96,235
Sinclair Broadcast Group, Inc. - Class A	9,350	116,501
		351,586

Trucking (No Local) - 0.29%
Celadon Group, Inc. (a)	2,900	45,240

Water Transportation - 1.12%
American Commercial Lines, Inc. (a)	6,640	171,511

Wholesale - Electrical Apparatus & Equipment, Wiring Supplies - 1.57%
Anixter International, Inc. (a)	3,150	241,825

TOTAL COMMON STOCKS (Cost $14,666,590)		14,608,400

Real Estate Investment Trusts - 2.73%
MFA Mortgage Investments, Inc.	32,330	250,558
Sunstone Hotel Investors, Inc.	6,270	169,039

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $417,941)		419,597

Money Market Securities - 2.60%
Fidelity Institutional Prime Money Market Portfolio - Class I, 5.28% (c)	399,073	399,073

TOTAL MONEY MARKET SECURITIES (Cost $399,073)		399,073

TOTAL INVESTMENTS (Cost $15,483,604) - 100.39%		$ 15,427,070

Liabilities in excess of other assets - (0.39)%		(59,803)

TOTAL NET ASSETS - 100.00%		$ 15,367,267

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Variable Rate Security; the money market rate shown represents the rate at August 31, 2007.

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Statement of Assets and Liabilities
August 31, 2007

Assets:
Investments in securities:
At cost	$ 15,483,604
At market value	$ 15,427,070

Receivable for investments sold	355,441
Receivable for Fund Shares sold	2,666
Dividends receivable	2,703
Interest receivable	1,562
Prepaid expenses	1,264
Total assets	15,790,706

Liabilities:
Payable for investments purchased	388,710
Accrued advisory fees (a)	2,762
Accrued trustee and officer fees	919
Payable to administrator, fund accountant and transfer agent	12,705
Payable to custodian	1,032
Other accrued expenses	17,311
Total liabilities	423,439

Net Assets:	$ 15,367,267

Net Assets consist of:
Paid in capital	$ 17,145,879
Accumulated net realized (loss) on investments	(1,722,078)
Net unrealized depreciation on investments	(56,534)

Net Assets:	$ 15,367,267

Shares outstanding (unlimited number of shares authorized)	2,086,457

Net asset value and offering
price per share	$ 7.37

Redemption price per share ($7.37 * 98%) (b)	$ 7.22

(a) See Note 3 in the Notes to the Financial Statements.
(b) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Statement of Operations
For the fiscal year ended August 31, 2007

Investment Income
Dividend income (Net of foreign withholding taxes of $51)	$ 75,229
Interest income	40,441
Total Income	115,670

Expenses
Investment advisor fee (a)	247,933
Administration expenses	32,223
Fund accounting expenses	19,998
Transfer agent expenses	19,955
Custodian expenses	18,986
Auditing expenses	14,425
Legal expenses	11,622
Pricing expenses	7,298
CCO expense	5,180
Trustee expense	4,751
Insurance expenses	3,292
Miscellaneous expenses	1,760
Registration expenses	1,727
Printing expenses	802
Total Expenses	389,952
Fees waived by advisor (a)	(79,552)
Total operating expenses	310,400
Net Investment (Loss)	(194,730)

Realized & Unrealized Gain (Loss)
Net realized gain on investment securities	4,313,709
Net realized gain on in-kind transfers	525,581
Change in unrealized appreciation on investment securities	63,650
Net realized and unrealized gain on investment securities	4,902,940
Net increase in net assets resulting from operations	$ 4,708,210

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Statements of Changes in Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets from:	August 31, 2007	August 31, 2006

Operations:
Net investment (loss)	$ (194,730)	$ (267,434)
Net realized gain on investment securities	4,839,290	2,739,481
Change in net unrealized appreciation (depreciation)	63,650	(2,748,854)
Net increase (decrease) in net assets resulting from operations	4,708,210	(276,807)

Capital Share Transactions:
Proceeds from shares sold	2,537,557	3,049,672
Amount paid for shares repurchased	(20,054,936)	(5,034,690)
Net (decrease) in net assets resulting
from share transactions	(17,517,379)	(1,985,018)
Total (Decrease) in Net Assets	(12,809,169)	(2,261,825)

Net Assets:
Beginning of year	28,176,436	30,438,261

End of year	$ 15,367,267	$ 28,176,436

Accumulated net investment income
included in net assets at end of period	$ -	$ -

Capital Share Transactions:
Shares sold	367,676	477,340
Shares repurchased	(2,805,090)	(714,684)

Net (decrease) from capital share transactions	(2,437,414)	(237,344)

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund
Financial Highlights
The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year	Year	Year	Year		Year
	ended	ended	ended	ended		ended
	August	August	August	August		August
	31, 2007	31, 2006	31, 2005	31, 2004		31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 6.23	$ 6.39	$ 5.23	$ 5.07		$ 3.76
Income from investment operations
Net investment (loss)	(0.09)	(0.06)	(0.06)	(0.05)	(a)	(0.04)	(a)
Net realized and unrealized gain (loss)	1.23	(0.10)	1.22	0.21		1.35
Total from investment operations	1.14	(0.16)	1.16	0.16		1.31

Paid in capital from redemption fees (b)	-	-	-	-		-

Net asset value, end of period	$ 7.37	$ 6.23	$ 6.39	$ 5.23		$ 5.07

Total Return (c)	18.30%	-2.50%	22.18%	3.16%		34.84%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 15,367	$ 28,176	$ 30,438	$ 26,417		$ 33,176
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%		1.25%
Ratio of expenses to average net assets
before waiver & reimbursement	1.57%	1.45%	1.47%	1.43%		1.47%
Ratio of net investment (loss) to
average net assets	(0.79)%	(0.88)%	(0.98)%	(0.96)%		(0.97)%
Ratio of net investment (loss) to
average net assets before waiver & reimbursement	(1.11)%	(1.08)%	(1.20)%	(1.14)%		(1.19)%
Portfolio turnover rate	176.54%	111.35%	119.62%	119.36%		105.64%

(a) Net investment (loss) per share is based on average shares outstanding during the period.
(b) Redemption fees resulted in less than $0.005 per share in each period.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007

NOTE 1. ORGANIZATION

The StoneRidge Small Cap Growth Fund (the “Fund”), formerly the StoneRidge Small Cap Equity Fund, was organized as a diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Fund acquired all the assets of the StoneRidge Small Cap Growth Fund, a series of Ameriprime Advisors Trust (the “Predecessor Fund”), on January 3, 2003, in a tax-free reorganization. The Predecessor Fund commenced operations on October 1, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees of the Trust (the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment objective of the Fund is long-term capital growth. The investment advisor to the Fund is StoneRidge Investment Partners, LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Trustees.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities, held by the Fund, to meet their obligations may be affected by the economical and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations.

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions – The Fund intends to distribute all of its net investment income as dividends to shareholders on at least an annual basis. The Fund intends to distribute net realized long-term capital gains and net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended August 31, 2007, net investment loss of $194,730 was reclassified to paid-in-capital. For the fiscal year ended August 31, 2007, the Fund realized net capital gains resulting from in-kind redemptions of large blocks of shares. Because such gains are not taxable to the Fund and are not distributed to the existing shareholders, the gains totaling $525,581 are reclassified from accumulated net realized loss to paid-in-capital at the end of the Fund’s tax year.

Accounting for Uncertainty in Income Taxes – In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, they have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Fair Value Measurements – In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the Fund’s average net assets. For the fiscal year ended August 31, 2007, before the waivers disclosed below, the Advisor earned a fee of $247,933 from the Fund.

The Advisor has contractually agreed through December 31, 2007, to waive its management fee and/or reimburse certain Fund operating expenses so that the total annual Fund operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), extraordinary expenses, and any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) do not exceed 1.25% of the Fund’s average daily net assets. For the fiscal year ended August 31, 2007, the Advisor waived fees of $79,552. At August 31, 2007, the Advisor was owed $2,762 from the Fund for its advisory services.

The Trust retains Unified Fund Services, Inc. (“Unified”), to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended August 31, 2007, Unified earned fees of $32,223 for administrative services provided to the Fund. As of August 31, 2007, the Fund owed Unified $6,000 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). For the fiscal year ended August 31, 2007, the Custodian earned fees of $18,986 for custody services provided to the Fund. As of August 31, 2007, the Fund owed the Custodian $1,032 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide the Fund with fund accounting services. For the fiscal year ended August 31, 2007, Unified earned fees of $15,532 from the Fund for transfer agent services and $4,423 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended August 31, 2007, Unified earned fees of $19,998 from the Fund for fund accounting services. As of August 31, 2007, the Fund owed Unified $2,589 for transfer agent services, $784 in reimbursement of out-of-pocket expenses and $3,332 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to the Distributor by the Fund for the fiscal year ended August 31, 2007. The Distributor, Unified and the Custodian are controlled by Huntington Bancshares, Inc.

NOTE 4. INVESTMENTS

For the fiscal year ended August 31, 2007, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

StoneRidge Small Cap Growth Fund

Notes to the Financial Statements

August 31, 2007

NOTE 4. INVESTMENTS - continued

As of August 31, 2007, the net unrealized depreciation of investments for tax purposes was as follows:

At August 31, 2007, the aggregate cost of securities for federal income tax purposes was $15,489,656.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2007, Charles Schwab & Co., for the benefit of others, was the record owner of 58.34% of the outstanding shares of the Fund. As a result, Charles Schwab & Co. may be deemed to control the Fund.

NOTE 7. CAPITAL LOSS CARRYFORWARDS

At August 31, 2007, the Fund had available for federal tax purposes unused capital loss carryforwards of $1,716,026. This carryforward expires as follows:

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions during the fiscal years ended August 31, 2007 and 2006.

As of August 31, 2007, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of August 31, 2007, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $6,052.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of the

StoneRidge Small Cap Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of StoneRidge Small Cap Growth Fund (the “Fund”), a series of the Unified Series Trust, as of August 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period indicated prior to August 31, 2004 were audited by another independent accounting firm which expressed an unqualified opinion on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007 by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the StoneRidge Small Cap Growth Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 19, 2007

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age 55) Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Principal Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Anthony J. Ghoston (Age 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April, 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age 36) Interim Chief Financial Officer and Treasurer, March 2007 to present

Vice President Fund Accounting and Fund Administration for Unified Fund Services, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC July 2006 - October 2006; Manager Fund Accounting for Unified Fund Services November 2004 – July 2006; Manager Fund Accounting for Mellon Financial Corporation November 1998 – November 2004.

Lynn E. Wood (Age 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age 31) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 40 series.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes information about the trustees and is available, without charge, upon request. You may call toll-free (800) 943-5550 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (800) 934-5550 or (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony Ghoston, President

John C. Swhear, Senior Vice President

J. Michael Landis, Treasurer

Heather A. Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

StoneRidge Investment Partners, L.L.C.

301 Lindenwood Dr, Suite 310

Malvern, PA 19355

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn, LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, Ohio 45202

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, Indiana 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)         Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

NS Small Cap Growth Fund:	FY 2007	$12,500
	FY 2006	$0

Stoneridge Small Cap Growth Fund:	FY 2007	$12,500
	FY 2006	$12,595

Archer Balanced Fund:	FY 2007	$12,500
	FY 2006	$10,725

(b)	Audit-Related Fees

NS Small Cap Growth Fund:	FY 2007	$0
	FY 2006	$0

Stoneridge Small Cap Growth Fund:	FY 2007	$0
	FY 2006	$0

Archer Balanced Fund:	FY 2007	$0
	FY 2006	$0

Nature of the fees:                                     Year-end audit & consent

(c)	Tax Fees

NS Small Cap Growth Fund:	FY 2007	$1,950
	FY 2006	$0

Stoneridge Small Cap Growth Fund:	FY 2007	$1,950
	FY 2006	$1,950

Archer Balanced Fund:	FY 2007	$1,950
	FY 2006	$1,900

Nature of the fees:                                     1120 and excise review.

(d)	All Other Fees

Registrant	Adviser

NS Small Cap Growth Fund:	FY 2007	$0
	FY 2006	$0

Stoneridge Small Cap Growth Fund:	FY 2007	$0
	FY 2006	$0

Archer Balanced Fund:	FY 2007	$0
	FY 2006	$0

Nature of the fees:

(e)

(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)         During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2007	$ 0	$ 0
FY 2006	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments.	Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of September 24, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By

*__/s/ Anthony Ghoston___________

Anthony Ghoston, President

Date	11/5/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*__/s/ Anthony Ghoston___________

Anthony Ghoston, President

Date	11/5/07

By

*____/s/ J Michael Landis__________

J. Michael Landis, Treasurer

Date	11/1/07